SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[X]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to sec. 240.14a-12.

CRM Mutual Fund Trust

(Name of Registrant(s) as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

September 24, 2019

Dear Valued Shareholder,

Thank you for being an investor in CRM Mid Cap Value Fund. A special meeting of shareholders of your Fund has been adjourned to October 15, 2019. We need your proxy vote as soon as possible to allow us to proceed with important business of the Fund.

Shareholders are being asked to approve a new investment advisory agreement between the Funds and Cramer Rosenthal McGlynn, LLC (“CRM”). Currently, M&T Bank Corporation (“M&T Bank”) holds an 89.60% interest in CRM through an indirect wholly-owned subsidiary. CRM’s investment professionals and other senior employees have entered into an agreement to purchase M&T Bank’s ownership interest in CRM. Following the completion of the transaction, CRM will be owned by its investment professionals and other senior employees. The following are some anticipated benefits and ramifciations, which explains the importance of your vote.

Benefits:	Consequences:

●  NO increase in the Fund’s management fees

●  NO anticipated changes to the management team

●  NO expected adverse impact on the nature, extent or quality of services provided

●  NO expected material changes to the investment advisory services or personnel providing services

●  Managers of the Fund will include owners of the of the advisor.

• Failure to approve the new investment advisory agreement may lead to the fund’s advisor not being able to continue managing the fund.

Please help us by casting your proxy vote today.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

We very much appreciate your attention to this matter.

Sincerely,

Christopher C. Barnett

President, Cramer Rosenthal McGlynn, LLC

How do I vote?

There are two convenient methods for casting your important proxy vote:

1.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

2.	Vote by mail: You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would be very grateful if you would use any one of the two voting methods listed above to ensure that your vote is recorded by, or before, October 11, 2019.

CRM A3E_O_I

September 24, 2019

Dear Valued Shareholder,

Thank you for being an investor in CRM Mid Cap Value Fund. A special meeting of shareholders of your Fund has been adjourned to October 15, 2019. We need your proxy vote as soon as possible to allow us to proceed with important business of the Fund.

Shareholders are being asked to approve a new investment advisory agreement between the Funds and Cramer Rosenthal McGlynn, LLC (“CRM”). Currently, M&T Bank Corporation (“M&T Bank”) holds an 89.60% interest in CRM through an indirect wholly-owned subsidiary. CRM’s investment professionals and other senior employees have entered into an agreement to purchase M&T Bank’s ownership interest in CRM. Following the completion of the transaction, CRM will be owned by its investment professionals and other senior employees. The following are some anticipated benefits and ramifciations, which explains the importance of your vote.

Benefits:	Consequences:

●  NO increase in the Fund’s management fees

●  NO anticipated changes to the management team

●  NO expected adverse impact on the nature, extent or quality of services provided

●  NO expected material changes to the investment advisory services or personnel providing services

●  Managers of the Fund will include owners of the of the advisor.

• Failure to approve the new investment advisory agreement may lead to the fund’s advisor not being able to continue managing the fund.

Please help us by casting your proxy vote today.

Details of the special meeting are described in the proxy statement that has been sent to all shareholders. For more information, please refer to the proxy statement, which can be found at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

We very much appreciate your attention to this matter.

Sincerely,

Christopher C. Barnett

President, Cramer Rosenthal McGlynn, LLC

How do I vote?

There are three convenient methods for casting your important proxy vote:

1.	Vote by phone: Call 212-235-5754. Please have the enclosed proxy card available at the time of the call.

2.

Vote by e-mail: E-mail your vote to CRMTrust@proxyonline.com. Be sure to include your Proxy ID found on the lower left corner of enclosed proxy card, indicate your voting preference and include your full name as noted on your account..

3.

Vote by picture: Sign and date the enclosed card and indicate your vote direction. Once done, take a picture of the signature side of proxy card and email it to CRMTrust@proxyonline.com. Be sure to capture the ID number in the lower left corner of the card.

CRM A3E_R_N

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

CRM MID CAP VALUE FUND

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

ADJOURNED TO OCTOBER 15, 2019

The undersigned holder(s) of the above-listed Fund (the “Fund”), a series of CRM Mutual Fund Trust (the “Trust”), hereby appoints Steven A. Yadegari, Secretary of the Trust, with full power of substitution, as the proxy for the undersigned to: (i) attend the Meeting of Shareholders of the series of the Trust (the “Meeting”) to be held at 520 Madison Avenue, 20th Floor, New York, NY 10022, adjourned to October 15, 2019 at 10:00 a.m. Eastern time, or any adjournments or postponements thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement dated August 9, 2019. The undersigned hereby revokes any prior proxy given with respect to the Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS ADJOURNED TO OCTOBER 15, 2019.

The Proxy Statement is also available at https://vote.proxyonline.com/CRMFunds/docs/CRMTrust2019.pdf.

CRM MID CAP VALUE FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a New Investment Advisory Agreement.	O	O	O
		FOR	WITHHOLD

2.	To elect a Trustee
Nominees:

	A) Ronald H. McGlynn	O	O

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL, SUCH VOTES ENTITLED TO BE CAST

BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING